Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Concrete Leveling System, Inc. (the "Company") on Form 10-Q for the quarter ending October 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report). I, Edward A. Barth, Principal Executive Officer of the company, and I, Suzanne I. Barth, Principal Financial Officer of the company, certify, pursuant to 18 USC
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

     (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      By: /s/ Edward A. Barth
                                         ---------------------------------------
                                         Edward A. Barth
                                         Principal Executive Officer


                                      By: /s/ Suzanne I. Barth
                                         ---------------------------------------
                                         Suzanne I. Barth
                                         Principal Financial Officer

Date: December 14, 2015